                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 1, 2001


                                   eSOFT, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



            00-23527                                  84-0938960
     (Commission File No.)                (IRS Employer Identification No.)


                      295 Interlocken Boulevard, Suite 500
                           Broomfield, Colorado 80021
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (303) 444-1600

ITEM 5. OTHER EVENTS.

On August 1, 2001, eSoft, Inc., a Delaware corporation ("eSoft"), announced that it has entered into a service agreement with IBM, which provides eSoft the opportunity to offer its Internet security products designed for small to medium enterprises and service providers to select IBM small business customers. Aside from the potential revenue opportunity for eSoft, there is no material financial consideration involved.

eSoft cannot predict the degree to which it will succeed in marketing and selling its products and services to third parties under the service agreement. In addition, the service agreement does not provide for the assignment of any existing end user agreements for the benefit of eSoft. As a result, eSoft will have to enter into separate agreements with any new customers. The service agreement does not provide any guaranteed revenue to eSoft, and even if eSoft is successful in securing new customers through the service agreement, there can be no assurance when, if ever, such customers will generate material revenue for eSoft.

eSoft has been a pioneer in the online marketplace since 1984 and is a leading provider of Internet security appliances designed for small to medium enterprises and service providers. The company's products provide security features that include firewall and VPN, Internet and web hosting services and business-enhancing software upgrades through the patent-pending SoftPak Director technology. eSoft's products are sold internationally through a network of value added resellers, Internet service providers and value added distributors. The company is headquartered in Broomfield, Colorado and trades on the Nasdaq exchange under the ticker symbol ESFT.

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Readers should not place undue reliance on these forward-looking statements, and eSoft will not necessarily update these statements to reflect subsequent developments. In addition, these forward-looking statements are subject to risks, uncertainties and important factors that may cause actual results to differ materially from those anticipated. These factors include eSoft's inability to secure new customers related to the Service agreement, the level of revenue, if any, generated by such customers or the ultimate effect on eSoft's business, results or financial condition of entering into the service agreement. These and other risks relating to eSoft's business are set forth in the documents filed by eSoft with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2000, and other reports filed from time to time with the Securities and Exchange Commission.

                                       1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        eSOFT, INC.

Dated: August 1, 2001                   By: /s/ Jeffrey Finn
                                           ---------------------------------
                                           Jeffrey Finn
                                           President & Chief Executive Officer



                                       2.